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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   April 15, 1997
                                                 -------------------------------

                     Sanctuary Woods Multimedia Corporation
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           (Exact Name of the Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-21510                                   75-2444109
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   (Commission File Number)              (I.R.S. Employer Identification No.)

1825 South Grant Street, San Mateo, California             94402
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (415) 286-6000
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

            Sanctuary Woods Multimedia Corporation, a British Columbia corporation (the "Company"), was originally incorporated in the Province of British Columbia, Canada. On April 15, 1997, the Company changed its jurisdiction of incorporation to the State of Delaware by means of a "continuance" under Canadian law and a "domestication" under Delaware law. The domestication was effected pursuant to a Request for Consent to Continuance filed with the British Columbia Registrar of Companies and a Certificate of Domestication filed with the Secretary of State of Delaware.

            As a result of the domestication, the Company has become a Delaware corporation as if it had originally been incorporated in that jurisdiction and its incorporation in British Columbia, Canada has been discontinued. There has been no change in ownership of the assets, rights, powers and property and the debts, liabilities and obligations of the Company as a result of the Domestication. There has also been no change in the name, business, management, board of directors, fiscal year, location of principal facilities, assets or liabilities of the Company as a result of the Domestication.

Item 7.  Financial Statements and Exhibits.

                   (c)    Exhibits

                   EXHIBIT
                   NUMBER             DESCRIPTION
                   ------             -----------
                   3.1(1)             Certificate of Incorporation of Registrant.

                   3.2(2)             Amended and Restated Certificate of Incorporation by Registrant.

                   3.3(3)             Bylaws of Registrant.

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                   (1)    Incorporated by reference to Exhibit 3.1 of the
                          Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on May 2, 1997.

                   (2) Incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on May 2, 1997.

                   (3) Incorporated by reference to Exhibit 3.3 of the Registrant's Registration Statement on Form 8-B filed with the Securities and Exchange Commission on May 2, 1997.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 30, 1997

                                      SANCTUARY WOODS MULTIMEDIA CORPORATION


                                      By: /s/Charlotte J. Walker
                                          --------------------------------
                                               Charlotte J. Walker
                                               Chairman, President and
                                               Chief Executive Officer





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